FILED # C 519181

MAR 0 2 2001

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

ARTICLES OF INCORPORATION

OF

ATR SEARCH CORPORATION

1. Name of Company:

ATR Search Corporation

2. Resident Agent:

The resident agent of the Company is:

CORPORATE AGENTS OF NEVADA
3110 S. Valley View, Suite 105
Las Vegas, Nevada 89102

3. Board of Directors:

The Company shall initially have one director (1) who is Michael Vogel; 29 E. 31st Street; New York, NY 10016. This individual shall serve as director until their successor or successors have been elected and qualified. The number of directors may be increased or decreased by a duly adopted amendment to the By-Laws of the Corporation.

4. Authorized Shares:

The aggregate number of shares which the corporation shall have authority to issue shall consist of 20,000,000 shares of Common Stock having a \$.001 par value, and 5,000,000 shares of Preferred Stock having a \$.001 par value. The Common and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such share of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.

5. Preemptive Rights and Assessment of Shares:

Holders of Common Stock or Preferred Stock of the corporation shall not have any preference, preemptive right or right of subscription to acquire shares of the corporation authorized, issued, or sold, or to be authorized, issued or sold, or to any obligations or shares authorized or issued or to be authorized or issued, and convertible into shares of the corporation, nor to any right of subscription thereto, other than to the extent, if any, the Board of Directors in its sole discretion, may determine from time to time.

The Common Stock of the Corporation, after the amount of the subscription price has been fully paid in, in money, property or services, as the directors shall determine, shall not be subject to assessment to pays the debts of the corporation, nor for any other purpose, and no Common Stock issued as fully paid shall ever be assessable or assessed, and the Articles of Incorporation shall not be amended to provide for such assessment.

6. Directors' and Officers' Liability

A director or officer of the corporation shall not be personally liable to this corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law or (ii) the unlawful payment of dividends. Any repeal or modification of this Article by stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the corporation for acts or omissions prior to such repeal or modification.

7. Indemnity

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any such action, suit or proceeding, whether civil, criminal, administrative or investigative, by the reason of the fact that he or she, or a person with whom he or she is a legal representative, is or was a director of the corporation, or who is serving at the request of the corporation as a director or officer of another corporation, or is a representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines, and amounts paid or to be paid in a settlement) reasonably incurred or suffered by him or her in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil suit or proceeding must be paid by the corporation as incurred and in advance of the final disposition of the action, suit, or proceeding, under receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. Such right of indemnification shall not be exclusive of any other right of such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this article.

Without limiting the application of the foregoing, the Board of Directors may adopt By-Laws from time to time without respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the corporation to purchase or maintain insurance on behalf of any person who is or was a director or officer

8. Amendments

Subject at all times to the express provisions of Section 5 on the Assessment of Shares, this corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation or its By-Laws, in the manner now or hereafter prescribed by statute or the Articles of Incorporation or said By-Laws, and all rights conferred upon shareholders are granted subject to this reservation.

9. Power of Directors

In furtherance, and not in limitation of those powers conferred by statute, the Board of Directors is expressly authorized:

(a) Subject to the By-Laws, if any, adopted by the shareholders, to make, alter or repeal the By-Laws of the corporation;

Incorporation Continued

(b) To authorize and caused to be executed mortgages and liens, with or without limitations as to amount, upon the real and personal property of the corporation;

(c) To authorize the guaranty by the corporation of the securities, evidences of indebtedness and obligations of other persons, corporations or business entities;

(d) To set apart out of any funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve;

(e) By resolution adopted by the majority of the whole board, to designate one or more committees to consist of one or more directors of the of the corporation, which, to the extent provided on the resolution or in the By-Laws of the corporation, shall have and may exercise the powers of the Board of Directors in the management of the affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have name and names as may be stated in the By-Laws of the corporation or as may be determined from time to time by resolution adopted by the Board of Directors.

All the corporate powers of the corporation shall be exercised by the Board of Directors except as otherwise herein or in the By-Laws or by law.

IN WITNESS WHEREOF, I hereunder set my hand this Tuesday, February 13, 2001, hereby declaring and certifying that the facts stated hereinabove are true.

Signature of Incorporator

Name: **Thomas C. Cook, Esq.**
Address: 3110 S. Valley View, Suite 106
Las Vegas, Nevada 89102

Signature: ______________________
Thomas C. Cook, Esq.

State of Nevada)
County of Clark)

This instrument was acknowledged before me on February 13, 2001, by Thomas C. Cook, Esq.

Signature: ______________________
Notary Public

NOTARY PUBLIC
STATE OF NEVADA
County of Clark
MATTHEW J. BLEVINS
No: 98-0220-1
My Appointment Expires Jan. 14, 2002

(PLACE NOTARY STAMP HERE)

Certificate of Acceptance of Appointment as Resident Agent. CORPORATE AGENTS OF NEVADA, Inc. (CAN), hereby accept appointment of CAN as the resident agent for the above referenced company.

Signature: ______________________
Glen E. Greenfelder, Jr.

FILED # C5191-01

MAY 0 9 2001

IN THE OFFICE OF
[illegible]
[illegible] SECRETARY OF STATE

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

(Before Payment of Capital or Issuance of Stock)

I, Thomas C. Cook, Esq. (Sole Original Incorporator), certify that:

1. They constitute at least two-thirds of the original incorporators of ATR Search Corporation (C5191-2001), a Nevada corporation.

2. The original Articles were filed in the Office of the Secretary of State on March 2, 2001.

3. As of the date of this certificate, no stock of the corporation has been issued.

4. They hereby adopt the following amendments to the articles of incorporation of this corporation:

ARTICLE 1 is amended to read as follows:

4. Authorized Shares:

The aggregate number of shares which the corporation shall have authority to issue shall consist of 100,000,000 shares of Common Stock having a $.001 par value, and 5,000,000 shares of Preferred Stock having a $.001 par value. The Common Stock and Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock and Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such share of Common Stock and Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.

DATED: May 4, 2001

Thomas C. Cook, Esq.

This instrument was acknowledged before me on this 4th day of May, 2001 by Thomas C. Cook, Esq.

(Notary Public Signature)

NOTARY PUBLIC
STATE OF NEVADA
County of Clark
MATTHEW J. BLEVINS
No: 98-0220-1
My Appointment Expires Jan. 14, 2002

($150)

FILED # C5191-01

AUG 0 2 2002

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
-Remit in Duplicate -

1. Name of corporation: ATR Search Corporation. (C5191-2001)

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE I is amended to read as follows:

1. Name of Company:

CareDecision Corporation

ARTICLE 4 is amended to read as follows:

4. Authorized Shares:

The aggregate number of shares which the corporation shall have authority to issue shall consist of 200,000,000 shares of Common Stock having a $.001 par value, and 5,000,000 shares of Preferred Stock having a $.001 par value. The Common Stock and Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock and Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such share of Common Stock and Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater portion of the voting power as may be required in the case of a vote by classes or series, or may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: a Majority

4. Signatures:

Michael Vogel, Director, Secretary/Treasurer

Robert Cox, Director, President

Peter Giacalone, Director

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

07/31/2002 08:38A ARI100 FY03-000-05694

07/23/2002 09:00A MTF150 FY03-000-05694

Nevada Secretary of Slate Form 78.385 PROFIT AMEND199901
Revised on' 07121/01

C 5191 - 01

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4298
(775) 684 5708
Website: secretaryofstate.biz

FILED #

APR 2 0 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

175-

Certificate of Change Pursuant to NRS 78.209

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of corporation: CareDecision Corporation (File# C5191-01)

2. The board of directors have adopted a resolution pursuant to NRS 78.207 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: 200,000,000 shares of Common Stock, $0.001 pa 5,000,000 shares Preferred Stock, $0.001 par value

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: 290,000,000 shares of Common Stock, $0.001 par value, 3,250,000 shares of Preferred Stock, 750,000 shares of Series 2003-A Convertible and 1,000,000 shares Series 2004-C Convertible Pref, $0.0

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

7. Effective date of filing (optional):
(must not be later than 90 days after the certificate is filed)

8. Officer Signature: [signature] Secretary
Signature Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

C 5191.01

SEP 0 8 2004

Certificate of Change Pursuant to NRS 78.209

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of corporation: Care Decision Corporation

2. The board of directors have adopted a resolution pursuant to NRS 78.207 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: 290,000,000 common shares authorized, par value .001; Preferred Stock, 5,000,000; par value .001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: 1,250,000,000 common shares, par value .001 5,000,000 preferred shares, par value .001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series: None.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby: None.

7. Effective date of filing (optional): ______ (must not be later than 90 days after the certificate is filed)

8. Officer Signature: [signature] Keith Berman Secretary & CFO
Signature Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM 78.209 2003
Revised on: 10/24/03

9/8/2004 2:08:13 PM $0.00
RL C20040908-0552

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number
Dean Heller Secretary of State State of Nevada	20050096863-69
	Filing Date and Time 04/01/2005 1:30 PM
	Entity Number C5191-2001

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
CareDecision Corporation

2. The articles have been amended as follows (provide article numbers, if available):
ARTICLE I is amended to read as follows:

1. Name of Company:

INSTACARE CORP.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: a majority

4. Effective date of filing (optional):
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): Kevin Berman, Secretary

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM 78.385 Amend 2003
Revised on 11/03/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number
Dean Heller Secretary of State State of Nevada	20050437422-79
	Filing Date and Time: 09/27/2005 2:40 PM
	Entity Number: C5191-2001

Certificate of Change Pursuant to NRS 78.209

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:
InstaCare Corp.

2. The board of directors have adopted a resolution pursuant to NRS 78.207 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:
1,250,000,000 shares of Common Stock, $0.001 par value; 3,250,000 shares of Preferred Stock, $0.001 par value; 750,000 shares of Series 2003-A Convertible Preferred; 1,000,000 shares of Series 2004-C Convertible Preferred.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:
1,750,000,000 shares of Cmn. Stk, $0.001 par value; 3,249,000 shares of Pref. Stk., $0.001 par value; 750,000 shares of Series 2003-A Con. Pref.; 1,000,000 shares of Series 2004-C Con. Pref.; 1,000 shares of Series 2005-D Con. Pref.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

7. Effective date of filing (optional):
(must not be later than 90 days after the certificate is filed)

8. Officer Signature: ______________________ Secretary & CFO
Signature Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Change Pursuant to NRS 78.209

Filed in the office of	Document Number
Dean Heller	20060062142-53
Secretary of State	Filing Date and Time: 02/01/2006 1:08 PM
State of Nevada	Entity Number: C5191-2001

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of Corporation:

   InstaCare Corp.

2. The board of directors have adopted a resolution pursuant to NRS 78.207 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

   The 1 for 80 reverse stock split effects all Common Stock, $0.001 par value, stock options, warrants outstanding, and all common stock shares reserved for conversion of promissory notes (if any), debentures (if any), and classes of convertible preferred stock immediately prior to the record date of the reverse stock split.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

   A Holder of a Fractional Share of C.S will receive cash compensation in lieu of fractional shares otherwise issuable in connection with the reverse split based on the Company's trading price on February 3, 2006.

7. Effective date of filing (optional): February 3, 2006
   (must not be later than 90 days after the certificate is filed)

8. Officer Signature: [signature] CFO
   Signature Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may case the filing to be rejected.
This form must be accompanied by appropriate fees.

140103

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of
Ross Miller
Secretary of State
State of Nevada

Document Number
20110785601-41
Filing Date and Time
11/01/2011 11:57 AM
Entity Number
C5191-2001

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.

Diagnostics Newco, LLC
Name of merging entity

Nevada
Jurisdiction

LLC
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

InstaCare Corp.
Name of surviving entity

Nevada
Jurisdiction

Corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

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2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3) Choose one:

- [x] **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**
- [ ] **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).**

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

- [ ] **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.**

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

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ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Diagnostics Newco, LLC
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

InstaCare Corp.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

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(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Diagnostic Newco, LLC
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Instacare Corp.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

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5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

Article 1: Name of the corporation: Decision Diagnostics Corp.

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: November 25, 2011 **Time:** 6:00 am

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

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ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.

Diagnostics Newco, LLC
Name of merging entity

X [signature] Owner 10/1
Signature Title Date

Name of merging entity

X
Signature Title Date

Name of merging entity

X
Signature Title Date

Name of merging entity

X
Signature Title Date

and,

InstaCare Corp.
Name of surviving entity

X [signature] Secretary & CFO 11/1/11
Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

Filed in the office of	Document Number 20110790149-64
Ross Miller	Filing Date and Time 11/03/2011 10:19 AM
Secretary of State State of Nevada	Entity Number C5191-2001

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

DECISION DIAGNOSTICS CORP

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

COMMON: 1,750,000,000, $0.001 PAR;
PREFERRED: 5,000,000, $0.001 PAR

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

COMMON: 1,750,000,000, $0.001 PAR;
PREFERRED: 5,000,000, $0.001 PAR

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

COMMON: 1 NEW SHARE FOR EVERY 14 EXISTING SHARES

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

FRACTIONAL SHARES ROUNDED UP TO THE NEAREST WHOLE SHARE

7. Effective date and time of filing: (optional) Date: 11/25/2011 Time:

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X ________________________ Secretary & CFO

Signature of Officer — Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

140103

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20110858186-50
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/05/2011 2:05 PM
	Entity Number C5191-2001

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

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ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.**

Sensor Concepts, LLC
Name of **merging** entity

Nevada
Jurisdiction

Limited Liability Company
Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

and,

Decision Diagnostics Corp.
Name of **surviving** entity

Nevada
Jurisdiction

Corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

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ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3) Choose one:

☒ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☐ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).**

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.**

(a) Owner's approval was not required from

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 3

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ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Sensor Concepts, LLC
Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Decision Diagnostics Corp.
Name of **surviving** entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

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ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

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ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

Article 4. Authorized Shares

a) "Common Stock." The total number of shares of common stock which this Corporation is authorized to issue is Four Hundred Ninety Four Million Nine Hundred Ninety Five Thousand (494,995,000) shares of Common Stock having a par value of $0.001 each share. The holders of the Common Stock shall have one (1) vote per share on each matter submitted to a vote of shareholders. Each share shall be entitled to the same dividend and liquidation rights. The capital stock of this corporation, after the amount of the subscription price has been paid in, shall never be assessable, or assessed to pay debts of this corporation.

<<<CONTINUED ON ATTACHED PAGE>>>

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: 12/05/2011 Time: 4:00 pm

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

a) "Common Stock." The total number of shares of common stock which this Corporation is authorized to issue is Four Hundred Ninety Four Million Nine Hundred Ninety Five Thousand (494,995,000) shares of Common Stock having a par value of $0.001 each share. The holders of the Common Stock shall have one (1) vote per share on each matter submitted to a vote of shareholders. Each share shall be entitled to the same dividend and liquidation rights. The capital stock of this corporation, after the amount of the subscription price has been paid in, shall never be assessable, or assessed to pay debts of this corporation.

b) "Preferred Stock." The total number of shares of preferred stock which this Corporation is authorized to issue is Five Million (5,000,000) shares of Preferred Stock having a par value of $0.001 each share. The Preferred $tock, or any series thereof, shall have such designations, preferences and relative, participating optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the manner in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT [illegible])
Page 6

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ABOVE SPACE IS FOR OFFICE USE ONLY

8) **Signatures** - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A 230)*

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.

Sensor [illegible]
Name of merging [illegible]
X
Signature [illegible]
Title [illegible]
Date

Name of merging [illegible]
X
Signature Title Date

Name of merging entity
X
Signature Title Date

Name of merging entity
X
Signature Title Date

and

Decision [illegible]
Name of surviving entity
X
Signature [illegible]
Title [illegible]
Date

* The articles of merger must be signed by each [illegible] entity in the manner provided by the law governing it (NRS 92A 230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by [illegible]

090301

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20110886524-47
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/16/2011 2:08 PM
	Entity Number C5191-2001

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

DECISION DIAGNOSTICS CORP.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

COMMON: 1,750,000,000, $0.001 PAR;
PREFERRED: 5,000,000, $0.001 PAR

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

COMMON: 125,000,000 , $0.001 PAR,
PREFERRED: 5,000,000, $0.001 PAR

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

The filing of this Certificate of Change, pursuant to NRS 78.209 is made strictly to amend the language of the Certificate of Change, filed on November 3, 2011 (document number: 20110790149-64). See attached.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

This filing shall not supersede the action to increase authorized capital set forth in the Articles of Merger filed with the State of Nevada on December 5, 2011 (document number: 20110858186-50). See attached.

7. Effective date and time of filing: (optional) Date: 11/03/2011 Time:

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X ________________________ CFO

Signature of Officer Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

The filing of this Certificate of Change, pursuant to NRS 78.209 is made strictly to amend the language of the Certificate of Change, filed on November 3, 2011 (document number: 20110790149-64) with the State of Nevada. The wording contained therein did not accurately reflect the transaction to have occurred.

This filing shall not supersede the action to increase authorized capital set forth in the Articles of Merger filed with the State of Nevada on December 5, 2011 (document number: 20110858186-50).

Resultantly, no change to the authorized capital shall be effected under this Certificate of Change, to be filed on or after December 16, 2011. The authorized capital of Decision Diagnostics Corp. shall remain as follows:

Common Stock: 494,995,000 shares, each with $0.001 Par Value
Preferred Stock: 5,000,000 shares, each with $ 0.001 Par Value

090303

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20160349884-15
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time: 08/05/2016 11:00 AM
	Entity Number: C5191-2001

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of corporation:

Decision Diagnostics Corp.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

494,995,000 shares of common stock, par value $0.001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

19,799,800 shares of common stock, par value $0.001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

The number of shares of outstanding common stock, par value $0.001 are reduced by the same ratio (25 to 1) from 78,338,149 to 3,133,526

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

See Exhibit A attached hereto.

7. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X

Signature of Officer

Principal Executive Officer

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

EXHIBIT A TO CERTICIATE OF CHANGE

DECISION DIAGNOSTICS CORP.

Any stockholder having less than one share of the Company after the reverse split shall not receive a fractional share of the Company but paid in cash based on a fair market value determined by the Board of Directors of the Company (the "Cash Payout"). Any stockholder owning more than one share of common stock after the reverse split and is also entitled to a fractional share will have such fractional share rounded up to the next whole share. The Cash Payout shall result in the cash payment for 4,026 current shares of the Company's common stock, which equals .0005% of the 78,338,149 shares of common stock outstanding prior to the reverse split.

090303

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske Secretary of State State of Nevada	20160350302-12
	Filing Date and Time: 08/05/2016 1:30 PM
	Entity Number: C5191-2001

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

Decision Diagnostics Corp.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

19,799,800 shares of common stock, par value $0.001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

494,995,000 shares of common stock, par value $0.001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

The number of shares of outstanding common stock, par value $0.001 are increased by the same ratio (1 to 25) from 3,133,526 to 78,338,149

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Not applicable.

7. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X

Signature of Officer

Principal Executive Officer

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.